UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 16, 2007


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


FLORIDA                               000-30932                   98-0346454
-------                               ---------                   ----------
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
OF INCORPORATION)                                              IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                           --------------



                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 8.01 OTHER EVENTS

Effective March 16, 2007, the Company's common stock was listed on the FWB Frankfurter Wertpapierborse (Frankfurt Stock Exchange) with the trading symbol EOW. The Company's common stock will continue to be quoted on the Over the Counter Bulletin Board (OTC BB) with the symbol ESWW.

The listing of the Company's common stock on the Frankfurt Stock Exchange will not result in an increase in the Company's outstanding stock. The listing merely provides an additional venue for European Investors to trade the Company's common stock.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release as issued by the Company March 15, 2007 announcing the listing of the Company's common stock on the Frankfurt Stock Exchange.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: March 20, 2007
                                     By: /S/  DAVID JOHNSON
                                         ---------------------------------------
                                         President and Chief Executive Officer